Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (under Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement [ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                         First Citizens BancShares, Inc.
                (Name of Registrant as Specified In Its Charter)

                         First Citizens BancShares, Inc.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fees (Check the appropriate box):

[X]    $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
       Item 22(a)(2).
[ ]    $500 per each party to the controversy pursuant to Exchange Act
       Rule 14a-6(i)(3).
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1)     Title of each class of securities to which transaction applies:

                ______________________________________________________________

         2)     Aggregate number of securities to which transaction applies:

                ______________________________________________________________


         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                ______________________________________________________________


         4)     Proposed maximum aggregate value of transaction:

                ______________________________________________________________


         5)     Total fee paid:

                ______________________________________________________________


[ ]      Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

                  ______________________________________________________________


         2)       Form, Schedule or Registration Statement No.:

                  ______________________________________________________________


         3)       Filing Party:

                  ______________________________________________________________


         4)       Date Filed:

                  ______________________________________________________________

                         FIRST CITIZENS BANCSHARES, INC.

                              POST OFFICE BOX 27131
                       RALEIGH, NORTH CAROLINA 27611-7131



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS



                            TO BE HELD APRIL 28, 1997


         NOTICE is hereby given that the Annual Meeting of Shareholders of First Citizens BancShares, Inc. ("BancShares") will be held as follows:

                           Place:     Conference Room A
                                      Raleigh Civic Center (Raleigh Convention
                                        and Conference Center Complex)
                                      500 Fayetteville Street Mall
                                      Raleigh, North Carolina

                           Date:      Monday, April 28, 1997

                           Time:      1:00 p.m.


         The purposes of the meeting are:

         1. To elect a 26-member Board of Directors, each member to hold office for a term of one year or until his or her respective successor is duly elected and qualified.

         2. To ratify the appointment of KPMG Peat Marwick LLP as BancShares' independent public accountants for 1997.

         3. To consider the adoption of an amendment to the bylaws of BancShares to increase the maximum authorized number of directors from 26 to 30.

         4. To transact any other business that may properly come before the Annual Meeting.


         SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, TO ENSURE THE PRESENCE OF A QUORUM, ALL SHAREHOLDERS, EVEN THOUGH THEY PLAN TO ATTEND, ARE URGED TO COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE POSTAGE PREPAID ENVELOPE PROVIDED FOR THAT PURPOSE. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE IT AND VOTE IN PERSON IF YOU ATTEND THE MEETING.


                                     By Order of the Board of Directors



                                     ALEXANDER G. MACFADYEN, JR., Secretary
March 14, 1997

                         FIRST CITIZENS BANCSHARES, INC.

                              POST OFFICE BOX 27131
                       RALEIGH, NORTH CAROLINA 27611-7131




                                 PROXY STATEMENT



                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 28, 1997


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Citizens BancShares, Inc. ("BancShares") for use at the Annual Meeting of Shareholders of BancShares to be held in Conference Room A, Raleigh Civic Center (Raleigh Convention and Conference Center Complex), 500 Fayetteville Street Mall, Raleigh, North Carolina, at 1 o'clock p.m. on April 28, 1997, or any adjournments thereof. In addition to solicitation by mail, proxies may be solicited personally or by telephone by directors, officers or employees of BancShares and its subsidiary, First-Citizens Bank & Trust Company ("Bank"). Expenses of such proxy solicitation will be paid by BancShares. Persons named in the proxy to represent shareholders at the meeting are: George H. Broadrick, Lewis R. Holding, Frank B. Holding, James B. Hyler, Jr., Frank B. Holding, Jr., Carmen P. Holding, Lewis T. Nunnelee, II, and David L. Ward, Jr. This Proxy Statement is first being mailed to shareholders on March 14, 1997.

         A proxy form that is properly executed and returned, and not revoked, will be voted in accordance with the instructions contained in the proxy. If no instructions are given, the proxy will be voted FOR the slate of 26 nominees named herein for election to the Board of Directors, FOR ratification of the appointment of KPMG Peat Marwick LLP as BancShares' independent public accountants for 1997, and FOR amendment of the Bylaws of BancShares to increase the maximum authorized number of directors from 26 to 30. On such other matters as may properly come before the meeting, the proxy will be voted in accordance with the best judgment of the persons named in the proxy to represent the shareholders. If any nominee is unable to serve, the proxy may be voted for a person designated by the Board of Directors to replace such nominee. A shareholder who executes a proxy has the right to revoke it at any time before it is voted by filing with the Secretary of BancShares either an instrument revoking the proxy or a duly executed proxy bearing a later date, or by attending the Annual Meeting and requesting the right to vote in person.

                         RECORD DATE; VOTING SECURITIES

         March 6, 1997, is the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. At the Annual Meeting shareholders will be entitled to cast the number of votes to which they are entitled based on the shares of BancShares' voting securities standing of record in their respective names at the close of business on that date.

         As of March __, 1997, BancShares' voting securities consisted of 9,638,297 shares of Class A Common Stock, $1 par value per share, each share being entitled to one vote on each matter submitted for voting and on each director to be elected, and 1,758,545 shares of Class B Common Stock, $1 par value per share, each share being entitled to 16 votes on each matter submitted for voting and on each director to be elected.

         In the voting on each proposal described in this Proxy Statement (other than the election of directors) abstentions will have the same effect as votes against the proposal, but broker non-votes will have no effect.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

         As of March __, 1997, the shareholders identified in the following table beneficially owned more than 5% of one or both classes of BancShares' voting securities:

                                                                                               Combined
                                                   Beneficial   Ownership                      Class A and
                                          Class A Common              Class B Common           Class B Common
Name and Address                          and Percentage              and Percentage           Percentage of
of Beneficial Owner                       of Class                    of Class                 Total Votes*

Claire Holding Bristow                         50,995(1)                   100,812(1)             4.40%
Summerville, SC                                  (.53%)                      (5.73%)

George H. Broadrick                         1,265,048(2)                   325,916(2)            17.15%
Charlotte, NC                                  (13.13%)                     (18.43%)

Hope Holding Connell                           39,569(3)                   109,197(3)             4.73%
Raleigh, NC                                      (.41%)                      (6.21%)

Elizabeth C. Holding                           51,153(4)                   100,885(4)             4.41%
Chapel Hill, NC                                  (.53%)                      (5.74%)

Frank B. Holding                            2,567,982(5)                   632,021(5)            33.57%
Smithfield, NC                                 (26.64%)                     (35.94%)

Frank B. Holding, Jr                           55,475(6)                   105,943(6)             4.63%
Raleigh, NC                                      (.58%)                      (6.02%)

Lewis R. Holding                            1,195,046(7)                   324,094(7)            16.89%
Lyford Cay, Bahamas                            (12.40%)                     (18.43%)

Olivia B. Holding                              48,656(8)                   104,015(8)             4.53%
Raleigh, NC                                      (.50%)                      (5.91%)

-----------------

* This column reflects the aggregate votes attributable to the combined shares of Class A and Class B beneficially owned by each principal shareholder listed above, as a percentage of the aggregate votes that may be cast by the holders of all shares of BancShares' outstanding voting securities.

(1) Claire H. Bristow exercises sole voting and investment power as to 45,995 shares of Class A and 83,562 shares of Class B held individually. She disclaims beneficial ownership as to 16,000 shares of Class B held by her spouse as custodian for their minor children. She exercises shared voting and investment power as to 5,000 shares of Class A and 1,250 shares of Class B held in a trust for her benefit in a nominee name by the Bank's Trust Department. All of such shares also are included in the beneficial ownership shown above for her father, Frank B. Holding, who disclaims beneficial ownership as to such shares.

(2) George H. Broadrick exercises sole voting and investment power as to 55,742 shares of Class A held individually and as to 953,806 shares of Class A and 262,041 shares of Class B held by him as sole trustee of two irrevocable trusts for the benefit of the adult daughters of Lewis R. Holding. He exercises shared voting and investment power as to 245,500 shares of Class A and 61,375 shares of Class B held by him and Carolyn S. Holding as co-trustees of four irrevocable trusts for the benefit of Lewis R. Holding's adult daughters, which shares also are included in the beneficial ownership of Lewis R. Holding. Mr. Broadrick disclaims beneficial ownership as to 10,000 shares of Class A and 2,500 shares of Class B included above and owned by his spouse. Pursuant to a notice of change of control filed with the Federal Reserve Bank of Richmond, Virginia during January 1997, it is anticipated that Mr. Broadrick, as sole trustee of two trusts for the benefit of the daughters of Lewis R. Holding, will exchange certain shares of Class A currently held by the trusts for an equal number of shares of Class B currently held by Lewis R. Holding, resulting in a significant increase in the percentage of Class B shown as beneficially owned by Mr. Broadrick and a significant decrease in the Class B beneficial ownership shown for Mr. Holding. Such share exchange will not take place until after the transaction has been approved by the Federal Reserve Bank of Richmond.

(3) Hope H. Connell exercises sole voting and investment power as to 33,069 shares of Class A and 96,722 shares of Class B held individually. She disclaims beneficial ownership as to 1,600 shares of Class A and 11,250 shares of Class B held by her spouse individually and/or as custodian for their minor sons. She exercises shared voting and investment power as to an additional 4,900 shares of Class A and 1,225 shares of Class B held in a trust for her benefit in a nominee name by the Bank's Trust Department. All of such shares also are included in the beneficial ownership shown above for her father, Frank B. Holding, who disclaims beneficial ownership as to such shares.

(4) Elizabeth C. Holding exercises sole voting and investment power as to 46,153 shares of Class A and 99,635 shares of Class B held individually. She exercises shared voting and investment power as to an additional 5,000 shares of Class A and 1,250 shares of Class B held in a trust for her benefit in a nominee name by the Bank's Trust Department. All of such shares also are included in the beneficial ownership shown above for her father, Frank B. Holding, who disclaims beneficial ownership as to such shares.

(5) Frank B. Holding exercises sole voting and investment power as to 1,637,834 shares of Class A held individually. He disclaims beneficial ownership as to 320,396 shares of Class A and 514,677 shares of Class B held by his spouse, adult son and daughters and their spouses, and 24,700 shares of Class A and 6,175 shares of Class B held in a nominee name by the Bank's Trust Department for the benefit of his adult son and daughters, all of which shares are included above. He exercises shared voting and investment power as to an aggregate of 585,052 shares of Class A and 111,169 shares of Class B held by the following corporations and other entities which, for beneficial ownership purposes, are deemed controlled by Mr. Holding:
           First Citizens Bancorporation of South Carolina, Inc. (167,600 shares of Class A and 45,900 shares of Class B); Fidelity BancShares (N.C.), Inc. (100,000 shares of Class A); Southern BancShares (N.C.), Inc. (24,584 shares of Class A and 22,219 shares of Class B); Southern Bank and Trust Company (46,000 shares of Class A); Goshen, Inc. (54,000 shares of Class A); The Heritage Bank (23,628 shares of Class
           A); Yadkin Valley Company (18,845 shares of Class A and 1,725 shares of Class B); Yadkin Valley Life Insurance Company (700 shares of Class A and 175 shares of Class B); Twin States Farming, Inc. (6,320 shares of Class A and 1,225 shares of Class B); The Robert P. Holding Foundation, Inc., a charitable foundation of which Mr. Holding is a director (126,896 shares of Class A and 36,525 shares of Class B); and in a nominee name by the Bank's Trust Department (16,479 shares of Class A and 3,400 shares of Class B held in a fiduciary capacity for the benefit of various third parties). Included in Frank B. Holding's beneficial ownership are 262,920 shares of Class A and 41,825 shares of Class B also shown as beneficially owned by his brother, Lewis R. Holding, of which 16,479 shares of Class A and 3,400 shares of Class B also are included in the beneficial ownership of James B. Hyler, Jr. (See "OWNERSHIP OF SECURITIES BY MANAGEMENT"), and 345,096 shares of Class A and 520,852 shares of Class B also are included in the ownership of his adult son and daughters, each of whom is listed individually in the table above.

(6) Frank B. Holding, Jr. exercises sole voting and investment power as to 40,095 shares of Class A and 85,318 shares of Class B held individually and 6,780 shares of Class A and 18,750 shares of Class B held by him as custodian for his minor children. He exercises shared voting and investment power as to an additional 4,900 shares of Class A and 1,225 shares of Class B held in a trust for his benefit in a nominee name by the Bank's Trust Department, and he disclaims beneficial ownership as to 3,700 shares of Class A and 650 shares of Class B included above and held by his spouse. All of such shares also are included in the beneficial ownership shown above for his father, Frank B. Holding, who disclaims beneficial ownership as to such shares.

(7) Lewis R. Holding exercises sole voting and investment power as to 610,935 shares of Class A and 207,706 shares of Class B held individually. He disclaims beneficial ownership as to certain shares included above and held by his spouse individually (48,963 shares of Class A and 12,025 shares of Class B), by his spouse and George H. Broadrick as co-trustees of four irrevocable trusts for the benefit of his adult daughters (245,500 shares of Class A and 61,375 shares of Class B) and by his adult daughters (26,728 shares of Class A and 1,163 shares of Class B). He exercises shared voting and investment power as to an aggregate of 262,920 shares of Class A and 41,825 shares of Class B held by the following corporations and other entities which, for beneficial ownership purposes, are deemed controlled by Mr. Holding: Fidelity BancShares (N.C.), Inc. (100,000 shares of Class A); Yadkin Valley Company (18,845 shares of Class A and 1,725 shares of Class B); Yadkin Valley Life Insurance Company (700 shares of Class A and 175 shares of Class B); The Robert P. Holding Foundation, Inc., a charitable foundation of which Mr. Holding is a director (126,896 shares of Class A and 36,525 shares of Class B); and in a nominee name by the Bank's Trust Department (16,479 shares of Class A and 3,400 shares of Class B held in a fiduciary capacity for the benefit of various third parties). Included in Lewis R. Holding's beneficial ownership are 262,920 shares of Class A and 41,825 shares of Class B also shown as beneficially owned by his brother, Frank B. Holding, of which 16,479 shares of Class A and 3,400 shares of Class B also are included in the beneficial ownership of James B. Hyler, Jr. (See "OWNERSHIP OF SECURITIES BY MANAGEMENT").

(8) Olivia B. Holding exercises sole voting and investment power as to 43,756 shares of Class A and 102,790 shares of Class B held individually. She exercises shared voting and investment power as to an additional 4,900 shares of Class A and 1,225 shares of Class B held in a trust for her benefit in a nominee name by the Bank's Trust Department. All of such shares also are included in the beneficial ownership shown above for her father, Frank B. Holding, who disclaims beneficial ownership as to such shares.

                      OWNERSHIP OF SECURITIES BY MANAGEMENT

           As of March __, 1997, the beneficial ownership of BancShares' voting securities by the directors, certain named executive officers, and by all directors and executive officers as a group, of BancShares and the Bank was as follows:

                                                                                                   Combined
                                                     Beneficial    Ownership*                      Class A and
                                            Class A Common              Class B Common             Class B Common
Name and Address                            and Percentage              and Percentage             Percentage of
of Beneficial Owner                         of Class                    of Class                   Total Votes**

John M. Alexander, Jr                        1,434(1)                       225(1)                     .01%
Raleigh, NC                                     (.01%)                       (.01%)

Ted L. Bissett                               7,265(2)                     1,375(2)                     .08%
Spring Hope, NC                               (.08%)                       (.08%)

B. Irvin Boyle                                 700                          175                        .01%
Charlotte, NC                                 (.01%)                       (.01%)

George H. Broadrick                      1,265,048(3)                   325,916(3)                   17.15%
Charlotte, NC                               (13.13%)                     (18.53%)

H. Max Craig, Jr                            12,299(4)                     3,550(4)                     .18%
Stanley, NC                                   (.13%)                       (.20%)

Betty M. Farnsworth                          1,561(5)                       250                        .01%
Pilot Mountain, NC                            (.02%)                       (.01%)


                                                                                                          Combined
                                                                  Beneficial    Ownership*                Class A and
                                                       Class A Common              Class B Common         Class B Common
Name and Address                                       and Percentage              and Percentage         Percentage of
of Beneficial Owner                                    of Class                    of Class               Total Votes**

Lewis M. Fetterman                                      12,955(6)                   2,750(6)                 .15%
Clinton, NC                                               (.13%)                     (.16%)

Carmen P. Holding                                      147,929(7)                  31,281(7)                1.72%
Atlanta, GA                                              (1.53%)                    (1.78%)

Frank B. Holding                                     2,567,982(8)                 632,021(8)               33.57%
Smithfield, NC                                          (26.64%)                   (35.94%)

Frank B. Holding, Jr                                    55,475(9)                 105,943(9)                4.63%
Raleigh, NC                                               (.58%)                    (6.02%)

Lewis R. Holding                                     1,195,046(10)                324,094(10)              16.89%
Lyford Cay, Bahamas                                     (12.40%)                   (18.43%)

Charles B. C. Holt                                       2,570(11)                    -0-                    .01%
Fayetteville, NC                                          (.03%)

Edwin A. Hubbard                                        14,578(12)                    -0-                    .04%
Sanford, NC                                               (.15%)

James B. Hyler, Jr                                      21,845(13)                  3,500(12)                .21%
Raleigh, NC                                               (.23%)                     (.20%)

Gale D. Johnson                                            481                         50                    .01%
Dunn, NC                                                  (.01%)                     (.01%)

Freeman R. Jones                                         4,100                        250                    .02%
Midland, NC                                               (.04%)                     (.01%)

Lucius S. Jones                                          1,000                         -0-                   .01%
Wendell, NC                                               (.01%)

I. B. Julian                                            12,000                      3,500                    .18%
Fayetteville, NC                                          (.12%)                     (.20%)

Joseph T. Maloney, Jr                                   22,452                      5,400                    .29%
Fayetteville, NC                                          (.23%)                     (.31%)

J. Claude Mayo, Jr                                       1,000                        -0-                    .01%
Rocky Mount, NC                                           (.01%)

William McKay                                            1,072(14)                    -0-                    .01%
Flat Rock, NC                                             (.01%)


                                                                                                          Combined
                                                                  Beneficial    Ownership*                Class A and
                                                       Class A Common              Class B Common         Class B Common
Name and Address                                       and Percentage              and Percentage         Percentage of
of Beneficial Owner                                    of Class                    of Class               Total Votes**

Brent D. Nash                                           12,373(15)                     -0-                   .03%
Tarboro, NC                                               (.13%)

Lewis T. Nunnelee, II                                      600                        450                    .02%
Wilmington, NC                                            (.01%)                     (.03%)

James M. Parker                                            842                       -0-                     .01%
Raleigh, NC                                               (.01%)

Talbert O. Shaw                                            119                       -0-                     .01%
Raleigh, NC                                               (.01%)

R. C. Soles, Jr                                         15,138                       -0-                      .04%
Tabor City, NC                                            (.16%)

David L. Ward, Jr                                       27,100(16)                  8,638(16)                .44%
New Bern, NC                                              (.28%)                     (.49%)

All directors, nominees for director                 4,685,501(17)              1,209,094(17)              63.62%(17)
and executive officers as a group                       (48.61%)                   (68.76%)
(37 persons)


------------------

* Except as otherwise stated in the footnotes following this table, shares shown as beneficially owned, to the best of BancShares' management's knowledge, are owned individually by the persons named and such persons exercise sole voting and investment power with respect to those shares.

** This column reflects the aggregate votes attributable to the combined shares of Class A and Class B beneficially owned by each director and executive officer, and by the group, as a percentage of the aggregate votes that may be cast by the holders of all shares of BancShares' outstanding voting securities.

(1) John M. Alexander, Jr. exercises sole voting and investment power as to 534 shares of Class A held individually. He exercises shared voting and investment power as to 900 shares of Class A and 225 shares of Class B held of record by Raleigh Tractor & Truck Company, of which he is President.

(2) Ted L. Bissett exercises sole voting and investment power as to 5,581 shares of Class A and 1,075 shares of Class B held individually. He exercises shared voting and investment power as to 1,684 shares of Class A and 300 shares of Class B held by his children.

(3)      For an explanation of the nature of the beneficial ownership of George
         H. Broadrick, see "PRINCIPAL HOLDERS OF VOTING SECURITIES," footnote
         (2).

(4) H. Max Craig, Jr. exercises sole voting and investment power as to 699 shares of Class A and 400 shares of Class B held individually. He exercises shared voting and investment power as to 11,600 shares of Class A and 3,150 shares of Class B held by Gaston County Dyeing Machine Company, of which he is President and Chairman of the Board.

(5) Betty M. Farnsworth exercises sole voting and investment power as to 1,461 shares of Class A and 250 shares of Class B held individually. She disclaims beneficial ownership as to 100 shares of Class A held by an adult son.

(6) Lewis M. Fetterman exercises sole voting and investment power as to 10,146 shares of Class A and 2,200 shares of Class B held individually. He disclaims beneficial ownership as to 2,849 shares of Class A and 550 shares of Class B included above and held in trust for his spouse.

(7) Carmen P. Holding exercises sole voting and investment power as to 25,129 shares of Class A and 581 shares of Class B held individually. An additional 122,800 shares of Class A and 30,700 shares of Class B are held in various family trusts for her benefit, as to which shares she has shared voting and investment power, which shares also are included in the beneficial ownership shown above for George H. Broadrick and Lewis R. Holding.

(8)      For an explanation of the nature of the beneficial ownership of Frank
         B. Holding, see "PRINCIPAL HOLDERS OF VOTING SECURITIES," footnote (5).

(9)      For an explanation of the nature of the beneficial ownership of Frank
         B. Holding, Jr., see "PRINCIPAL HOLDERS OF VOTING SECURITIES," footnote
         (6).

(10)     For an explanation of the nature of the beneficial ownership of Lewis
         R. Holding, see "PRINCIPAL HOLDERS OF VOTING SECURITIES," footnote (7).

(11) Charles B. C. Holt exercises sole voting and investment power as to 1,966 shares of Class A held individually. He exercises shared voting and investment power as to 139 shares of Class A held by him as Trustee of the Holt Oil Company, Inc. Retirement Plan, and disclaims beneficial ownership as to 465 shares of Class A held by his spouse.

(12) Edwin A. Hubbard exercises sole voting and investment power as to 8,251 shares of Class A held individually. He disclaims beneficial ownership as to 6,327 shares of Class A held by his spouse.

(13) James B. Hyler, Jr. exercises sole voting and investment power as to 5,366 shares of Class A and 100 shares of Class B held individually. He exercises shared voting and investment power as to certain shares held in a nominee name by the Trust Department of the Bank, which shares, for beneficial ownership purposes, are deemed controlled by Mr. Hyler (16,479 shares of Class A and 3,400 shares of Class B held in a fiduciary capacity for the benefit of various third parties); such shares also are included in the beneficial ownership shown above for Lewis R. Holding and Frank B. Holding.

(14) William McKay exercises sole voting and investment power as to 928 shares of Class A held individually and shared voting and investment power as to 144 shares of Class A held jointly with his spouse.

(15) Brent D. Nash exercises sole voting and investment power as to 5,645 shares of Class A held individually and disclaims beneficial ownership as to 5,642 shares of Class A owned by his spouse and 1,086 shares of Class A owned by his daughter.

(16) David L. Ward, Jr. exercises sole voting and investment power as to 24,100 shares of Class A and 7,513 shares of Class B held individually. He exercises shared voting and investment power as to 1,000 shares of Class A and 250 shares of Class B held by him and J. Troy Smith, Jr. as Co-Trustees of the Ward and Smith, P.A. Profit-Sharing Trust. He disclaims beneficial ownership as to 3,500 shares of Class A and 875 shares of Class B owned by his spouse.

(17) Certain numbers of shares included in the beneficial ownership of George H. Broadrick, Carmen P. Holding, Frank B. Holding, Frank B. Holding, Jr., Lewis R. Holding, and James B. Hyler, Jr. are reflected separately in the beneficial ownership of each of such individuals, but are included only once in the beneficial ownership shown for the group.

                    REQUIRED REPORTS OF BENEFICIAL OWNERSHIP

         BancShares' directors and executive officers are required to file certain reports with the Securities and Exchange Commission ("SEC") regarding the amount of and changes in their beneficial ownership of BancShares' Class A and Class B common stock. Based on its review of copies of those reports, BancShares' proxy materials are required to disclose failures to report shares beneficially owned or changes in such beneficial ownership or to timely file required reports. It has come to BancShares' attention that James B. Hyler, Jr. (two reports) and James M. Parker (one report) inadvertently filed untimely reports of changes in their beneficial ownership of BancShares' stock. However each of the required reports was filed prior to the end of 1996.

                        PROPOSAL 1: ELECTION OF DIRECTORS

         BancShares' Bylaws currently provide for not less than five nor more than 26 directors. Within those limits, the Board of Directors has the authority to establish the number of directors to be elected each year and has set the number of directors at 26 for election at the Annual Meeting. No more than 26 directors may be elected at this meeting and the 26 nominees receiving the highest numbers of votes will be deemed to have been elected.

         The persons named below have been nominated by the Board of Directors for election as directors of BancShares. Each nominee currently serves as a director of BancShares and has been nominated to be reelected for a term of one year or until resignation, retirement, death, or until his or her respective successor has been duly elected and qualified:


                                      Positions with               Year
                                      BancShares                   First                  Principal Occupation and Business
Name and Age                          and Bank                     Elected(1)             Experience for Past Five Years

John M. Alexander, Jr.(2)             Director                        1990                President, General Manager and
        47                                                                                Chief Operating Officer, Cardinal
                                                                                          International Trucks, Inc. (truck
                                                                                          dealer)
Ted L. Bissett                        Director                        1970                President, F.D. Bissett & Son, Inc
         60                                                                               (farm supplies)
B. Irvin Boyle                        Director                        1980                Attorney, of Counsel to Johnston,
         85                                                                               Taylor, Allison & Hord; former
                                                                                          Senior Partner of Boyle & Alexander
                                                                                          (attorneys)
George H. Broadrick(2)                Director; Chairman              1975                Retired President and Consultant,
         74                           of Executive Committee;                             First-Citizens Bank &
                                      Consultant                                          Trust Company
                                                                                          and First Citizens BancShares, Inc.
H. Max Craig, Jr.(2)                  Director                        1981                President, CEO and Chairman of the
         66                                                                               Board, Gaston County Dyeing Machine
                                                                                          Company (textile machinery
                                                                                          manufacturing)
Betty M. Farnsworth                   Director                        1985                Homemaker and former Director,
         70                                                                               Farmers Bank, Pilot Mountain, N.C.
Lewis M. Fetterman                    Director                        1980                President and Owner, LMF Consulting
         75                                                                               & Marketing Co.; Assistant to
                                                                                          President, Heartland Pork
                                                                                          Enterprises, Inc.; Director, Lundy
                                                                                          Packing Co.; former Chief Executive
                                                                                          Officer, Fetterman Farms, Ltd.
                                                                                          (agribusiness)

                                       9

                                      Positions with               Year
                                      BancShares                   First                  Principal Occupation and Business
Name and Age                          and Bank                     Elected(1)             Experience for Past Five Years

Carmen P. Holding(2)(3)               Director                        1996                Director, First-Citizens Bank and
         28                                                                               Trust Company of South Carolina and
                                                                                          First Citizens Bancorporation of
                                                                                          South Carolina, Inc.; former Office
                                                                                          Manager, Interweb, Inc. (web site
                                                                                          designer and provider); prior to
                                                                                          that, showroom salesperson,
                                                                                          Scalamandre, Inc. (decorative
                                                                                          fabrics manufacturer and
                                                                                          wholesaler)
Frank B. Holding(2)(3)                Executive Vice                  1962                Executive Vice Chairman of the Board,
         68                           Chairman of                                         First-Citizens Bank & Trust Company and
                                      the Board                                           First Citizens BancShares, Inc.; Vice
                                                                                          Chairman of the Board, First-Citizens
                                                                                          Bank and Trust Company of South
                                                                                          Carolina and First Citizens Bancorporation
                                                                                          of South Carolina, Inc.
Frank B. Holding, Jr.(2)(3)           President and Director          1993                President, First Citizens BancShares, Inc.
         35                                                                               and First-Citizens Bank & Trust
                                                                                          Company; Director, Exchange Bank of
                                                                                          Kingstree, South Carolina
Lewis R. Holding(3)                   Chairman of                     1957                Chairman of the Board, First-Citizens
         69                           the Board                                           Bank & Trust Company and First Citizens
                                                                                          BancShares, Inc.
Charles B. C. Holt                    Director                        1995                Secretary/Treasurer (former President),
         64                                                                               Holt Oil Company, Inc. (wholesale
                                                                                          petroleum products distributor); former
                                                                                          Chairman of the Board, State Bank,
                                                                                          Fayetteville, NC
Edwin A. Hubbard                      Director                        1996                Retired; former Chairman of the Board,
         78                                                                               Stroud-Hubbard Company, Inc. (retail
                                                                                          shoe company); former Chairman of the
                                                                                          Board, Allied Bank Capital, Inc. and
                                                                                          Summit Savings Bank, Inc., SSB,
                                                                                          Sanford, NC
James B. Hyler, Jr.                   Vice Chairman of                1988                Vice Chairman of the Board and Chief
         49                           the Board                                           Operating Officer, First-Citizens Bank &
                                                                                          Trust Company and First Citizens
                                                                                          BancShares, Inc.
Gale D. Johnson, M.D.                 Director                        1974                Retired Surgeon; Director, Health Affairs,
         77                                                                               Campbell University
Freeman R. Jones                      Director; Chairman of           1974                Retired; President, EFC Corporation (real
         70                           Salary Committee                                    estate investment)


                                       10

Lucius S. Jones                       Director                        1994                President and Owner, United Realty &
         54                                                                               Construction Company, Inc. (residential
                                                                                          construction, sales and development);
                                                                                          former Vice Chairman of the Board,
                                                                                          Pioneer Bancorp, Inc. and Pioneer Savings
                                                                                          Bank, Inc., Rocky Mount, NC
I. B. Julian                          Director                        1977                Retired Executive, First-Citizens
         89                                                                               Bank & Trust Company
Joseph T. Maloney, Jr.                Director                        1976                Private Investor
         67
J. Claude Mayo, Jr.                   Director                        1994                Retired; former Owner, Mayo Insurance
         69                                                                               Agency; former Chairman of the Board,
                                                                                          Pioneer Bancorp, Inc. and Pioneer Savings
                                                                                          Bank, Inc., Rocky Mount, NC
William McKay                         Director                        1991                Retired; former President, CEO and
         71                                                                               Director, First Federal Savings Bank,
                                                                                          Hendersonville, NC
Brent D. Nash                         Director                        1995                Senior Vice President, First-Citizens
         61                                                                               Bank & Trust Company; former President,
                                                                                          CEO and Director, Edgecombe Homestead
                                                                                          Savings Bank, Inc., SSB, Tarboro, NC
Lewis T. Nunnelee, II                 Director                        1979                Chairman of the Board, Coastal Beverage
         71                                                                               Company, Inc. (wholesale beer distributor)
Talbert O. Shaw, Ph.D.                Director                        1993                President, Shaw University
         69                                                                               (educator)
R. C. Soles, Jr.                      Director                        1995                Attorney and Senior Partner, Soles,
         62                                                                               Phipps, Ray, Prince & Williford
                                                                                          (attorneys); Senator, North Carolina
                                                                                          Senate; former Chairman of the Board,
                                                                                          First Investors Savings Bank, Inc., SSB,
                                                                                          Whiteville, NC
David L. Ward, Jr.(2)(4)              Director; Chairman of           1971                 Senior Attorney and President,
         61                           Audit Committee                                      Ward and Smith, P.A. (attorneys)


---------------

(1) The term "Year First Elected" refers to the year in which a director first took office as a director of BancShares or its predecessor, First Citizens Corporation, or, if elected prior to the formation of First Citizens Corporation in 1982, of the Bank.

(2) The following directors of BancShares also serve as directors of other publicly held companies or their subsidiaries, as follows: John M. Alexander, Jr. serves as a director of North Carolina Railroad Company, Raleigh, N.C.; George H. Broadrick, Carmen P. Holding, and Frank B. Holding serve as directors of First Citizens Bancorporation of South Carolina, Inc., Columbia, S.C.; H. Max Craig, Jr. serves as a director of Public Service Company of North Carolina, Inc., Gastonia, N.C.; Frank B. Holding serves as a director of Southern BancShares (N.C.), Inc., Mount Olive, N.C.; and Frank B. Holding, Jr. serves as a director of North Carolina Natural Gas Corporation, Fayetteville, N.C.

(3) Lewis R. Holding and Frank B. Holding are brothers. Carmen P. Holding is the daughter of Lewis R. Holding and the niece of Frank B. Holding. Frank B. Holding, Jr. is the son of Frank B. Holding and the nephew of Lewis R. Holding. Frank B. Holding, Jr. and Carmen P. Holding are first cousins.

(4) The law firm of Ward and Smith, P.A., New Bern, N.C., of which David L. Ward, Jr. is Senior Attorney and President, served as General Counsel for BancShares and the Bank during 1996, which relationship is expected to continue through 1997. BancShares and the Bank paid $ in legal fees to Ward and Smith, P.A. during 1996.

                        DIRECTORS' FEES AND COMPENSATION

         For their services as directors, each member of the Board of Directors (except Messrs. L. Holding, F. Holding, J. Hyler, F. Holding, Jr. and E. Hubbard) receives an annual retainer of $10,000, plus $500 for attendance at each meeting of the Board and $500 for attendance at each meeting of a committee that is held on a day other than in conjunction with a meeting of the Board.

         In addition to, or in lieu of, such director's fees, certain BancShares' directors receive other compensation from BancShares or the Bank, as follows:

         William McKay receives compensation in addition to the regular director's fees described above pursuant to various arrangements related to the Bank's 1991 acquisition of First Federal Savings Bank, Hendersonville, N.C. ("First Federal"), of which Mr. McKay served as a director and President. At the time of the acquisition, Mr. McKay (as well as certain other directors of First Federal) was a party to two agreements (entered into during 1985 and 1987) with First Federal providing for retirement benefits. Pursuant to the 1985 agreement, Mr. McKay deferred $300 per month of his directors' fees paid by First Federal for a period of five years and became entitled to a monthly retirement benefit of $1,249 for a period of ten years, commencing during 1990. Pursuant to the 1987 agreement, Mr. McKay began receiving a monthly retirement benefit of $835 during August 1992, which benefits will continue for a period of ten years. The Bank assumed First Federal's obligations for these payments as part of the acquisition.

         Brent D. Nash receives compensation in addition to the regular director's fees described above pursuant to various arrangements related to the 1994 merger of Edgecombe Homestead Savings Bank, Inc., SSB, Tarboro, N.C. ("Edgecombe") into the Bank. The merger was effected pursuant to an agreement providing that Mr. Nash, the former President, Chief Executive Officer and a director of Edgecombe, would be appointed to the Board of Directors of BancShares. Pursuant to the written agreement pertaining to the merger, as of the effective date of the merger the Bank and Mr. Nash also entered into an employment agreement providing for his employment as a Senior Vice President in the Bank's Tarboro office at a salary of $113,000 per year. The employment agreement also includes various noncompetition and nonsolicitation covenants by Mr. Nash, provides normal employee benefits and has a term continuing to January 12, 2001, when Mr. Nash will reach age 65. Following that date, Mr. Nash will begin receiving retirement benefits pursuant to the Bank's Pension Plan. In addition, he will receive retirement payments pursuant to an agreement with Edgecombe, whereby he deferred his director's fees of $300 per month over a five year period in return for payments of $1,300 per month for a period of 120 months after age 65. The Bank assumed Edgecombe's responsibilities for such retirement payments as part of the merger.

         R. C. Soles, Jr. became a director of BancShares and the Bank in connection with the 1995 merger of First Investors Savings Bank, Inc., SSB, Whiteville, N.C. ("First Investors") into the Bank. Mr. Soles served as Chairman of the Board of First Investors prior to the merger. The written agreement pertaining to the merger provided that Mr. Soles would be appointed to the Board of Directors of BancShares and that the former directors of First Investors, including Mr. Soles, would become local advisory directors for the Bank and receive for such services a fee of $835 per quarter until February 23, 2000. Mr. Soles receives such fees for serving as a local advisory director in addition to the normal director's fees described above.

         Charles B. C. Holt became a director of BancShares and the Bank in connection with the 1995 merger of State Bank, Fayetteville, N.C. ("State Bank") into the Bank. Mr. Holt served as Chairman of the Board of State Bank prior to the merger. The written agreement pertaining to the merger provided that Mr. Holt would be appointed to the Board of Directors of BancShares and that the former directors of State Bank, including Mr. Holt, would become local advisory directors for the Bank and receive for such services a monthly fee of $250 until March 2, 1998. Mr. Holt receives such fees for serving as a local advisory director in addition to the normal director's fees described above.

         Edwin A. Hubbard receives special compensation, in lieu of the standard BancShares' director's fees described above, pursuant to an arrangement related to BancShares' February 14, 1996 acquisition of Allied Bank Capital, Inc., Sanford, N.C. ("Allied"). Mr. Hubbard served as Chairman of the Board of Allied. Pursuant to the Allied acquisition agreement, Mr. Hubbard was selected by BancShares to serve as a member of the Boards of BancShares and the Bank and receives a monthly fee of $3,250 (which is equal to the directors' fees previously paid by Allied) until the end of his fourth elected term as a director of BancShares. Also, Mr. Hubbard (as well as certain other directors of Allied) was a participant in Allied's Independent Directors' Retirement Plan, which provides for monthly retirement benefits. Pursuant to the Plan, Mr. Hubbard will receive $1,200 per month for a period of ten years following BancShares' acquisition of Allied. The Bank assumed Allied's obligations for these retirement payments as part of the merger.

         George H. Broadrick, since his retirement as President of the Bank in 1987, has received additional compensation of $50 per hour, plus expenses, for services rendered pursuant to a consulting agreement with the Bank. In addition, Mr. Broadrick receives benefits under the Bank's Pension Plan and (for a period of 10 years following his retirement) payments of $4,778 per month pursuant to a separate agreement with the Bank under which he has agreed to provide the Bank with certain consultation services and that he will not "compete" (as defined in the agreement) against the Bank during the period following his retirement.

         Betty M. Farnsworth, Lucius S. Jones, I. B. Julian, Joseph T. Maloney,
J. Claude Mayo, and Lewis T. Nunnelee, II, also serve on the local advisory boards of the Bank in their respective communities, and each receives quarterly fees of $125 for attendance at advisory board meetings in addition to the fees described above for their services as members of the Boards of Directors of BancShares and the Bank.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors of BancShares held four meetings in 1996. All directors attended at least 75% of the aggregate number of meetings of BancShares' Board of Directors and any committees on which they served during their terms.

         BancShares' Board of Directors and the Bank's Board of Directors have the same members. The Boards of Directors have several standing committees, including a Salary Committee and an Audit Committee. BancShares' Board of Directors does not have a standing nominating committee or any other committee performing an equivalent function.

         The Audit Committee of BancShares and the Bank consists of David L. Ward, Jr. - Chairman, John M. Alexander, Jr., H. Max Craig, Jr., Betty M. Farnsworth, and J. Claude Mayo, Jr. The Audit Committee oversees the establishment of the scope and detail of the continuous audit program conducted by the Bank's internal audit staff. The General Auditor of the Bank reports directly to the Audit Committee and, at least quarterly, the Committee reviews reports on the work of the internal audit staff, the Corporate Finance Department and the Commercial Credit Administration Department. Subject to the approval of BancShares' Board of Directors and ratification by the shareholders, the Audit Committee engages a qualified firm of independent certified public accountants to conduct an annual audit of BancShares' consolidated financial statements. It receives written reports, supplemented by such oral reports as it deems necessary, from such firm and reviews non-audit services proposed by management to be provided by the accounting firm. During 1996, the Audit Committee held four meetings.

         The members of the Salary Committee of the Bank's Board of Directors are listed below. The Salary Committee provides overall guidance for the officer compensation programs, including salaries and other forms of compensation. At least annually, the Salary Committee reviews the officer compensation programs, including salary, pension and such other employee benefit matters as it deems appropriate. In conjunction with management, it makes recommendations to the entire Board of Directors with regard to proposed salaries and other forms of compensation, which recommendations are subject to approval by the Board. During 1996, the Salary Committee held one meeting.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The current members of the Salary Committee are Freeman R. Jones - Chairman, Lewis M. Fetterman and Lewis T. Nunnelee, II. After receipt of the recommendations of the Salary Committee, the Board of Directors makes all final decisions regarding executive compensation matters. Members of the Board of Directors who are executive officers abstain from participation in both the discussion of and the voting on such matters.

                   COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Bank's goal is to provide an executive compensation program that will enable it to attract and retain qualified and motivated individuals as executive officers. Currently, the Bank's executive compensation program includes: (a) base salary, and (b) contributions to the individual accounts of all participating employees (including executive officers) under the Bank's
Section 401(k) salary deferral plan. In addition, the Bank provides other employee benefit and welfare plans customary for companies of its size.

         Effective as of January 1996, the Salary Committee made recommendations to the Board of Directors (and the Board of Directors made final decisions) regarding the amounts of the 1996 salaries of Lewis R. Holding, Frank B. Holding, James B. Hyler, Jr., and Frank B. Holding, Jr., and the maximum aggregate amount for 1996 merit increases in the salaries of the Bank's other officers and employees. With respect to Messrs. L. Holding, F. Holding, J. Hyler, and F. Holding, Jr., the Committee's recommendations were based on its evaluation of their individual levels of responsibility and performance and, in the case of Mr. L. Holding in particular, his current leadership and direction and his historical importance in the development and growth of both the Bank and BancShares. With respect to the salaries of other executive officers, the Vice Chairman, with the consent of the Chairman, was directed by the Board of Directors to set 1996 salaries on an individual merit basis. In connection with the Bank's normal annual performance review system, the performance of each such other executive officer is graded by the person to whom that officer reports. Based on the results of each individual officer's performance appraisal, for 1996 the officer could be awarded an annual merit increase of up to 8% of 1995 base salary. However, the performance review process and, thus, the setting of salaries largely are subjective and, except as described above, there are no specific formulae, objective criteria or other such mechanism by which adjustments to the salary of each executive officer (including Messrs. L. Holding, F. Holding, J. Hyler and F. Holding, Jr.) are tied empirically to his individual performance or to BancShares' financial performance. The amounts of contributions to the separate accounts of executive officers under the Bank's 401(k) salary deferral plan were determined solely by the terms of that plan.

         Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the deductibility of annual compensation in excess of $1,000,000 paid to certain executive officers of public corporations. As none of

BancShares' executive officers receive annual compensation approaching that amount, BancShares' Board of Directors has not yet adopted a policy with respect to Section 162(m).


                                                  Salary Committee:

                                                  FREEMAN R. JONES
                                                  LEWIS M. FETTERMAN
                                                  LEWIS T. NUNNELEE, II





                               EXECUTIVE OFFICERS

         The following individuals have been designated by the Boards of Directors of BancShares and the Bank as "executive officers." All executive officers serve at the pleasure of the Board of Directors and each has served for the past five years in the capacities indicated, with the exceptions noted below:

Name                                   Age           Position

Lewis R. Holding                       69            Chairman of the Board of BancShares and Bank
                                                     (Chief Executive Officer)

Frank B. Holding                       68             Executive Vice Chairman of the Board of
                                                      BancShares and Bank; formerly Vice Chairman

James B. Hyler, Jr.                    49             Vice Chairman of the Board of BancShares and
                                                      Bank (Chief Operating Officer); formerly President

Frank B. Holding, Jr.                  35             President of BancShares and Bank (Chief
                                                      Administrative Officer); formerly Area Vice
                                                      President and Regional Vice President of Bank

Kenneth A. Black                       44             Vice President and Treasurer of BancShares; Group
                                                      Vice President and Treasurer of Bank (Chief
                                                      Financial Officer); formerly General Vice
                                                      President of Bank

Alexander G. MacFadyen, Jr.            55             Secretary of BancShares; Group Vice President
                                                      and Secretary of Bank; formerly General
                                                      Vice President of Bank

Wayne D. Duncan                        55             Executive Vice President of Bank (Retail Lending);
                                                      formerly Senior Regional Vice President and
                                                      Regional Vice President of Bank

John R. Francis, Jr.                   43             Executive Vice President of Bank (Virginia and
                                                      West Virginia Regional Executive); formerly
                                                      President, Community Bank Group, First Union
                                                      National Bank, Roanoke, VA (successor by merger
                                                      to Dominion Bank, Roanoke, VA, of which he
                                                      served as Vice President, Blue Ridge Group)

William C. Orr                         54            Executive Vice President of Bank (Commercial
                                                     Credit Administration); formerly Group
                                                     Vice President and General Vice President of Bank

                                       15


James M. Parker                        54            Executive Vice President of Bank (Eastern
                                                     Regional Executive); formerly Regional
                                                     Vice President of Bank

Edward L. Willingham, IV               42            Executive Vice President of Bank (Central Regional
                                                     Executive); formerly Regional Vice President and
                                                     Senior Vice President of Bank

J. Allen Woodward                      46            Executive Vice President of Bank (Western Regional
                                                     Executive); formerly Vice President and Area
                                                     Executive, First Union National Bank of North
                                                     Carolina, Durham, NC

William J. Cathcart                    57            Group Vice President of Bank (Trust Department);
                                                     formerly General Vice President

Joseph A. Cooper, Jr.                  43            Group Vice President and Chief Information Officer
                                                     of Bank; formerly Associate Partner, Andersen
                                                     Consulting, Dallas, Texas, and Chief Technology
                                                     Officer, NationsBank of NC, Charlotte, NC

Richard H. Lane                        52            Senior Vice President of Bank (General Auditor);
                                                     formerly Audit Director and Vice President of
                                                     NCNB Corp., Charlotte, NC


                             EXECUTIVE COMPENSATION

         The following table shows, for the years ending December 31, 1996, 1995, and 1994, the cash and certain other compensation paid to or received or deferred by each of the five named executive officers of BancShares and the Bank.


                           SUMMARY COMPENSATION TABLE


                                          ANNUAL COMPENSATION                         LONG-TERM COMPENSATION
                                                                                 AWARDS                   PAYOUTS
                                                                   OTHER                                                 ALL
                                                                   ANNUAL      RESTRICTED                               OTHER
  NAME AND                                                        COMPEN-        STOCK       OPTIONS/       LTIP       COMPEN-
  PRINCIPAL                               SALARY       BONUS       SATION        AWARDS        SARS        PAYOUTS      SATION
  POSITION (1)                YEAR      ($)(2)(3)     ($)(4)        ($)           ($)          (#)           ($)        ($)(5)
  ---------------------       ----     -----------    -------      -----         -----        -----          ---        ------

Lewis R. Holding               1996      570,979        -0-          -0-          -0-          -0-           -0-          9,500
 Chairman of the
 Board
                               1995      528,971          -0-       -0-           -0-          -0-           -0-          9,240
                               1994      504,247       29,669       -0-           -0-          -0-           -0-          9,240

Frank B. Holding               1996      571,086          -0-       -0-           -0-          -0-           -0-          9,500
 Executive Vice
 Chairman of the
 Board
                               1995      528,971          -0-       -0-           -0-          -0-           -0-          9,240
                               1994      504,247       29,669       -0-           -0-          -0-           -0-          9,240

James B. Hyler, Jr.            1996      422,329        -0-          -0-          -0-          -0-           -0-          9,500
 Vice Chairman of the
 Board and Chief
 Operating Officer
                               1995      384,204          -0-       -0-           -0-          -0-           -0-          9,240
                               1994      365,474       21,546       -0-           -0-         1,197          -0-          9,240

Frank B. Holding, Jr.          1996      250,552          -0-       -0-           -0-          -0-           -0-          8,312
 President and Chief
 Administrative
 Officer
                               1995      230,125          -0-       -0-           -0-          -0-           -0-          7,406
                               1994      210,333      12,900        -0-           -0-          -0-           -0-          5,214

James M. Parker,               1996      199,371        -0-         -0-           -0-          -0-           -0-          6,108
 Executive Vice
 President of the
 Bank and Eastern
 Regional Executive
                               1995      179,856          -0-       -0-           -0-             -0-        -0-          5,940
                               1994      169,014        9,922       -0-           -0-          551           -0-          5,940



(1) Positions listed are the named executive officers' current positions with BancShares and the Bank. See "Executive Officers" above for a listing of each individual's previous positions.

(2) Includes amounts deferred at the election of each named executive officer pursuant to the Bank's Section 401(k) salary deferral plan.

(3) Of the salary shown above as paid to Frank B. Holding during 1996, 1995, and 1994, the Bank was reimbursed certain amounts by two of its affiliates as follows: First-Citizens Bank and Trust Company of South Carolina - $90,525, $86,214, and $82,109, respectively; and Southern Bank and Trust Company - $72,231, $68,791, and $65,512, respectively. These payments were made pursuant to agreements between the Bank and its affiliates whereby Mr. Holding provides certain management services to the affiliates in return for their reimbursement to the Bank of a portion of his salary.

(4) Consists entirely of awards paid under BancShares' annual cash incentive plan, which was discontinued by the Board of Directors in January 1996.

(5) Consists entirely of the Bank's matching contributions on behalf of each named executive officer under the Bank's Section 401(k) salary deferral plan.

                          EMPLOYEE STOCK PURCHASE PLAN


         During 1994 options to purchase shares of BancShares Class A Common Stock were granted to substantially all employees of BancShares and its subsidiaries pursuant to the 1994 Employee Stock Purchase Plan (the "1994 Stock Plan"), which was approved by shareholders at the 1994 Annual Meeting. No additional options have been granted since 1994, and all options remaining unexercised as of June 15, 1996, expired on that date.

         The following table contains information with respect to the exercise of stock options during 1996:



                       AGGREGATED OPTION EXERCISES IN 1996
                       AND DECEMBER 31, 1996 OPTION VALUES


                                                                   Number of Unexercised                  Value of Unexercised
                                                                        Options At                        In-the-Money Options
                                                                     December 31, 1996                    at December 31, 1996
                                                                            (#)                                   ($)
                               Shares
                              Acquired          Value
                             on Exercise      Realized
      Name                       (#)           ($)(1)        Exercisable        Unexercisable        Exercisable      Unexercisable
----------------------      -------------    -----------   -------------        -------------      ---------------   --------------
Lewis R. Holding (2)             -0-          $  -0-                -0-               -0-            $      -0-       $     -0-
Frank B. Holding (2)             -0-             -0-                -0-               -0-                   -0-             -0-
James B. Hyler, Jr.              561            12,437              -0-               -0-                   -0-             -0-
Frank B. Holding, Jr. (2)        -0-             -0-                -0-               -0-                   -0-             -0-
James M. Parker                  551            13,869              -0-               -0-                   -0-             -0-

------------
(1) Represents the aggregate fair market value of shares acquired on the dates options were exercised, minus the aggregate exercise or purchase price paid for those shares (at $37.83 per share).

(2) Under the terms of the 1994 Stock Plan, Messrs. L. Holding, F. Holding and F. Holding, Jr. were excluded from participation and were not granted any options.

                 PENSION PLAN AND OTHER POST-RETIREMENT BENEFITS

         The following table shows the estimated benefits payable to a covered participant at normal retirement age under the Bank's qualified defined benefit pension plan (the "Pension Plan") based on various specified numbers of years of service and various levels of covered compensation.


                                                                                             Years of Service
        FINAL
       AVERAGE
    COMPENSATION
                           10 Years       15 Years         20 Years         25 Years        30 Years         35 Years      40 Years
                           --------      ---------        ---------        ---------       ----------       ----------     ---------
     $ 100,000        $ 16,708         $ 25,061         $ 33,415         $ 41,769        $  50,123           58,476         $ 64,476
       125,000          21,333           31,999           42,665           53,331           63,998           74,664           82,164
       150,000          25,958           38,936           52,915           64,894           77,873           90,851           99,851
       175,000          30,583           45,874           61,165           76,456           91,748          107,039          117,539
       200,000          35,208           52,811           70,415           88,019          105,623          120,000          120,000
       225,000          38,764           58,146           77,528           96,910          116,292          120,000          120,000
       250,000          38,764           58,146           77,528           96,910          116,292          120,000          120,000
       300,000          38,764           58,146           77,528           96,910          116,292          120,000          120,000
       400,000          38,764           58,146           77,528           96,910          116,292          120,000          120,000
       450,000          38,764           58,146           77,528           96,910          116,292          120,000          120,000
       500,000          38,764           58,146           77,528           96,910          116,292          120,000          120,000
       550,000          38,764           58,146           77,528           96,910          116,292          120,000          120,000


         Benefits shown in the table are computed as straight life annuities beginning at age 65 and are not subject to a deduction for Social Security benefits or any other offset amount. A participant's compensation covered by the Pension Plan includes base salary (including amounts deferred pursuant to the Bank's Section 401(k) salary deferral plan) and bonuses, and the participant's benefits are based on his "final average compensation" which is the participant's highest average annual covered compensation for any five consecutive years during his last ten complete calendar years as a plan participant. However, under current tax laws, $150,000 is the maximum amount of compensation for 1996 that can be included for purposes of calculating a participant's "final average compensation". The estimated years of service and "final average compensation", respectively, as of January 1, 1997, for each of the named executive officers are as follows: Mr. L. Holding - 43 years and $237,904; Mr. F. Holding - 40 years and $237,372; Mr. Hyler - 17 years and $216,942; Mr. F. Holding, Jr. - 13 years and $128,212; Mr. Parker - 30 years and $154,146. During 1996, the maximum annual benefit permitted by tax laws for a retiring participant was $120,000 and the maximum eligible final average compensation was $219,224.

         In addition to benefits under the Pension Plan, each of certain senior officers of BancShares and the Bank is party to a separate agreement with the Bank under which the Bank has agreed to pay a specified monthly amount to the officer for a period of ten years following his retirement at age 65 (or at such other age as is agreed upon between the Bank and the officer). In return for such payments, each officer has agreed that he will provide certain limited consultation services to, and will not "compete" (as defined in the agreement) against, the Bank during the period following his retirement. If the officer dies during the period payments are being made under the agreement, the remaining balance of payments due under the agreement will be paid to the officer's designated beneficiary or his estate. The amounts of monthly payments provided for in agreements currently in effect between the Bank and each of the named executive officers are as follows: Mr. L. Holding - $18,544; Mr. F. Holding - $18,544; Mr. Hyler - $13,358; Mr. F. Holding, Jr. - $8,466; and Mr.
Parker - $4,134.

                                PERFORMANCE GRAPH

         The following line graph compares the cumulative total shareholder return (the "CTSR") on BancShares' Class A Common Stock during the previous five fiscal years, with the CTSR over the same measurement period of the Nasdaq-U.S. index and the Nasdaq Banks index. Each line graph assumes $100 invested on January 1, 1992, and that dividends were reinvested in additional shares.



        COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL SHAREHOLDER RETURN AMONG
                FIRST CITIZENS BANCSHARES, INC., NASDAQ BANKS AND
                           NASDAQ-US COMPANIES INDICES



                               [GRAPHIC OMITTED]


        YEAR               + BANCSHARES      O  NASDAQ BANKS        * NASDAQ-US

        1991                  $  100             $  100              $  100

        1992                     186                146                 116

        1993                     172                166                 134

        1994                     164                165                 131

        1995                     210                246                 185

        1996                     296                326                 227

                          TRANSACTIONS WITH MANAGEMENT

         The Bank has banking transactions in the ordinary course of business with certain of its directors, executive officers, principal shareholders and their associates. All extensions of credit included in such transactions have been approved by the Board of Directors and were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features.

         Lewis R. Holding, Chairman and Chief Executive Officer of BancShares, and Frank B. Holding, Executive Vice Chairman of BancShares, and George H. Broadrick, a director and Chairman of the Executive Committee, also are principal shareholders of First Citizens Bancorporation of South Carolina, Inc. ("Bancorp"). BancShares' directors George H. Broadrick, Carmen P. Holding, and Frank B. Holding also serve as directors of Bancorp. During 1996, BancShares purchased from Bancorp 16,000 shares of the Class A common stock of BancShares at the then current market value of $66 per share, for an aggregate purchase price of $1,056,000. The transaction was pre-approved by the Boards of Directors of both BancShares and Bancorp.

         Certain specific relationships or transactions with directors are described above in the footnotes to the table listing directors under the caption "PROPOSAL 1: ELECTION OF DIRECTORS".

                     PROPOSAL 2: RATIFICATION OF APPOINTMENT
                        OF INDEPENDENT PUBLIC ACCOUNTANTS

         Subject to ratification by the shareholders, the Board of Directors has approved the engagement of KPMG Peat Marwick LLP ("Peat Marwick"), certified public accountants, as BancShares' independent public accountants for 1997, and a proposal to ratify that appointment will be submitted at the Annual Meeting.

         Representatives of Peat Marwick are expected to be present at the Annual Meeting and available to respond to appropriate questions and will have the opportunity to make a statement if they so desire.

         THE AUDIT COMMITTEE AND BOARD OF DIRECTORS RECOMMEND THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR 1997. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES REPRESENTED, IN PERSON AND BY PROXY, AND ENTITLED TO BE CAST AT THE ANNUAL MEETING IS REQUIRED FOR APPROVAL OF PROPOSAL 2.

                         PROPOSAL 3: AMENDMENT OF BYLAWS
                     TO INCREASE MAXIMUM NUMBER OF DIRECTORS

         On January 27, 1997, BancShares' Board of Directors approved, and recommended for shareholder consideration and adoption, an amendment to BancShares' Bylaws increasing the maximum number of BancShares' directors from 26 to 30. Under the current Bylaws, the Board of Directors has reached its maximum membership of 26 directors, and no additional directors can be elected without shareholder approval of the proposed bylaw amendment.

         The Board of Directors recommends that shareholders vote to adopt the proposed bylaw amendment to increase the authorized number of directorships of BancShares. The Board believes that an increase in the authorized number of directors will benefit BancShares by providing flexibility to expand its Board if and when such expansion is deemed appropriate and advisable by the Board, and if qualified candidates for such directorships have been identified.

         If this proposal is approved by shareholders at the Annual Meeting,
Article III, Section 2 of BancShares' Bylaws would be amended as follows:

         Section 2. Number, Term and Qualifications: The number of directors of the corporation shall be not less than five nor more than thirty. The directors, by a majority vote of the remaining directors, though less than a quorum, or by the sole remaining director, shall determine the exact number of directors, which shall not be less than five nor more than thirty without a Bylaw modification. Each director shall hold office until his death, resignation, retirement, removal, disqualification, or until his successor is elected and qualified. Directors need not be residents of the State of Delaware nor shareholders of the corporation; provided, however, that not less than three-fourths (3/4) of the directors shall be residents of the State of North Carolina and stock ownership for qualification shall be subject to North Carolina law.


         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSED AMENDMENT OF THE BYLAWS TO INCREASE THE MAXIMUM AUTHORIZED NUMBER OF DIRECTORS OF THE CORPORATION TO THIRTY. THE AFFIRMATIVE VOTE OF A MAJORITY OF VOTES REPRESENTED, IN PERSON AND BY PROXY, AND ENTITLED TO BE CAST AT THE ANNUAL MEETING IS REQUIRED FOR APPROVAL OF PROPOSAL 3.

                            PROPOSALS OF SHAREHOLDERS

         Any proposal of a shareholder intended to be presented at the 1998 Annual Meeting must be received by BancShares at its principal office in Raleigh, North Carolina no later than November 30, 1997, in order that any such proposal be timely received for inclusion in the proxy solicitation materials to be issued in connection with that meeting. It is anticipated that the 1998 Annual Meeting will be held on a date during April 1998.


                           ANNUAL REPORT ON FORM 10-K

         BancShares is required to file with the Securities and Exchange Commission an Annual Report on Form 10-K within 90 days following the end of each fiscal year. ON OR AFTER MARCH 31, 1997, UPON WRITTEN REQUEST TO KENNETH A. BLACK, CHIEF FINANCIAL OFFICER, CORPORATE FINANCE DEPARTMENT, FIRST-CITIZENS BANK & TRUST COMPANY, POST OFFICE BOX 27131, RALEIGH, NORTH CAROLINA 27611-7131, BY A SHAREHOLDER ENTITLED TO VOTE AT THE ANNUAL MEETING, A COPY OF BANCSHARES' ANNUAL REPORT ON FORM 10-K FOR 1996, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, WILL BE FORWARDED WITHOUT CHARGE TO THE SHAREHOLDER MAKING SUCH REQUEST.


                                  OTHER MATTERS

         Management knows of no other business that will be brought before the Annual Meeting or any adjournments thereof. Should other matters properly come before the meeting, the persons named in the proxy to represent the shareholders will vote in accordance with their best judgment on such matters.


                               By Order of the Board of Directors




                               ALEXANDER G. MACFADYEN, JR., Secretary


March 14, 1997

        ***************************************************************
                                    APPENDIX


                         FIRST CITIZENS BANCSHARES, INC.
                              Post Office Box 27131
                       Raleigh, North Carolina 27611-7131

                      PROXY SOLICITED BY BOARD OF DIRECTORS

                  The undersigned hereby appoints George H. Broadrick, Lewis R. Holding, Frank B. Holding, James B. Hyler, Jr., Frank B. Holding, Jr., Carmen P. Holding, Lewis T. Nunnelee, II, and David L. Ward, Jr., or any of them, attorneys and proxies, with power of substitution, to vote all outstanding shares of Class A and/or Class B common stock of First Citizens BancShares, Inc. ("BancShares") held of record by the undersigned on March 6, 1997, at the Annual Meeting of Shareholders of BancShares to be held in the Conference Room A at the Raleigh Civic Center (Raleigh Convention and Conference Center Complex), 500 Fayetteville Street Mall, Raleigh, North Carolina, at 1 o'clock p.m. on April 28, 1997, or any adjournments thereof, on the matters listed below:

1.       ELECTION OF DIRECTORS:
   [ ]   FOR all nominees listed below      [ ]  WITHHOLD AUTHORITY to vote
         (except as indicated otherwise).        for all nominees listed below.

NOMINEES:         J.M. Alexander, Jr.; T.L. Bissett; B.I. Boyle; G.H. Broadrick;
                  H.M. Craig, Jr.; B.M. Farnsworth; L.M. Fetterman; C.P.
                  Holding; F.B. Holding; F.B. Holding, Jr.; L.R. Holding; C.B.C.
                  Holt; E.A. Hubbard; J.B. Hyler, Jr.; G.D. Johnson; F.R. Jones;
                  L.S. Jones; I.B. Julian; W. McKay; J.T. Maloney, Jr.; J.C.
                  Mayo, Jr.; B.D. Nash; L.T. Nunnelee, II; T.O. Shaw; R.C.
                  Soles, Jr.; and D.L. Ward, Jr. (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line below.)



2. RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS: Proposal to ratify the appointment of KPMG Peat Marwick LLP as the independent public accountants of BancShares for 1997.

            [ ] FOR             [ ] AGAINST              [ ] ABSTAIN

3. CONSIDERATION OF AMENDMENT TO THE BYLAWS OF BANCSHARES TO INCREASE THE MAXIMUM AUTHORIZED NUMBER OF DIRECTORS: Proposal to amend the Bylaws of BancShares to increase the maximum authorized number of director positions from 26 to 30.

            [ ] FOR             [ ] AGAINST              [ ] ABSTAIN

4. OTHER BUSINESS: In their discretion, the persons named herein as attorneys and proxies are authorized to vote upon such other matters as may properly come before the meeting.

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AND THIS PROXY WILL BE CARRIED OUT IN ACCORDANCE WITH THE SPECIFIC INSTRUCTIONS ABOVE. IN THE ABSENCE OF INSTRUCTIONS, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE NOMINEES LISTED IN PROPOSAL 1 ABOVE AND "FOR" PROPOSALS 2 AND 3 ABOVE. IF, AT OR BEFORE THE TIME OF THE MEETING, ANY OF THE NOMINEES LISTED IN PROPOSAL 1 HAVE BECOME UNAVAILABLE FOR ANY REASON, THE PROXYHOLDERS HAVE THE DISCRETION TO VOTE FOR A SUBSTITUTE NOMINEE OR NOMINEES. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED BY FILING WITH THE SECRETARY AN INSTRUMENT REVOKING THE PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE OR BY ATTENDING THE ANNUAL MEETING AND REQUESTING THE RIGHT TO VOTE IN PERSON.

         Please date and sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                        |Dated __________________________, 1997
                                        |
                                        |________________________________(SEAL)
                                        |(Signature)
                                        |
                                        |________________________________(SEAL)
                                        |(Signature if held jointly)





--------------------------------------------------------------------------------
PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------